EXHIBIT 10.1

CHANGE IN TERMS AGREEMENT

Principal $3,373,343.69	Loan Date 08-16 -2010	Maturity 01-10-2011	Loan No 1089922418	Call / Coll 410 / 4	Account MACC PE00	Officer 755	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	MACC PRIVATE EQUITIES INC.	Lender:	CEDAR RAPIDS BANK AND TRUST COMPANY
101 2ND ST SE SUITE 800	500 1ST AVENUE NE STE 100
CEDAR RAPIDS, IA 52401-1219	CEDAR RAPIDS, IA 52401

Principal Amount: $3,373,343.69 Date of Agreement: August 16, 2010

DESCRIPTION OF EXISTING INDEBTEDNESS.  Promissory Note dated 8/14/2009 in the amount of $4,814,022.34 with an original maturity date of 3/31/2010 and amended on 3/31/2010.

DESCRIPTION OF COLLATERAL.  Business Loan Agreement dated August 30, 2007 as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008, Second Amendment to Business Loan Agreement and Security Agreements dated August 14, 2009, Third Amendment to Business Loan Agreement dated March 31, 2010, and Fourth Amendment to Business Loan Agreement dated August 16, 2010; Commercial Security Agreement dated August 30, 2007 as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008, and Second Amendment to Business Loan Agreement and Security Agreements dated August 14, 2009; Commercial Pledge and Security Agreement dated August 30, 2007 as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008, and Second Amendment to Business Loan Agreement and Security Agreements dated August 14, 2009.

DESCRIPTION OF CHANGE IN TERMS.  The verbiage under the heading “Collateral” in the Promissory Note and “Description of Collateral” in the Change in Terms Agreement is hereby deleted in its entirety and replaced with the verbiage under the heading “Description of Collateral” above.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PURPOSE OF LOAN.  The purpose of this loan is for: consolidate #1089921655 and #1089921654 into one term note.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS CHANGE IN TERMS AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

CHANGE IN TERMS SIGNERS:

MACC PRIVATE EQUITIES INC.		Company Name

By:	/s/ Michael W. Dunn	By:	/s/Derek J. Gaertner
	Michael W. Dunn, Chairman of the Board of MACC PRIVATE EQUITIES INC.		Derek J. Gaertner, CFO & CCO of MACC PRIVATE EQUITIES INC.

LENDER:

CEDAR RAPIDS BANK AND TRUST COMPANY

By:	/s/ John Hall
John Hall, Asst. Vice President

LASER PRO Lending, Ver. 5.52.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - IA W:\CRBT\CFI\LPL\D20C.FC   TR-5224 PR-9